                             CENTRAL LIFE ASSURANCE
                             COMMERCIAL MORTGAGE PASS-THROUGH
                             DEPOSITS AND APPLICATION OF FUNDS
                             PURSUANT TO SECTION 4.01&4.02

Beginning Cerificate Account Balance                                                                                     0.00
 (4.01)  Deposits:
    (y)  sub-Cerificate Account (from Schedule G)                                                           0.00
    (i)  Collection Account                                                                           393,427.80
   (ii)  Reserve fund (From Schedule b)                                      4.07(iv)                       0.00
   (ii)  Expense Reserve Fund (From Schedule C)                              4.07(xvii)                     0.00
  (iii)  Recoverable Voluntary Advances (From Schedule A3)                   4.07(v)                        0.00
   (iv)  Excess Substituted Mortgages (2.05)(b)(2)                                                          0.00
    (v)  Sale of mortgage Loans as Provided in Article x                                                    0.00
   (vi)  Reinvestment Income:
           Certificate Account (4.01(b))                                                  792.01
           Sub-Certificate Account                                                          0.00
           Reserve Fund (From schedule B)                                               2,017.09
           Expense Reserve Fund (From Schedule c)                            4.07(xvii)    17.85        2,826.95
Total Deposits Expected To be Available                                                                            396,254.75

 (4.02)  Withdrawals:
    (i)  Expense Reserve Fund Deficiency (From Schedule C)                   4.07(xvii)                 2,682.95
   (ii)  Servicer's Basic Fee (From Schedule E)                              4.07(xviii)                5,238.00
   (ii)  Servicer's Re-Investment Income (From Schedule E)                                              2,826.95
  (iii)  Recoverable Delinquent Payments
           Voluntary Advance Reimburesement                                  4.07(i)        0.00
           Reserve Fund Replenishment (From Schedule B)                      4.07(ii)       0.00            0.00
   (iv)  Non-Recoverable Delinquent Payments:
  (first)     Voluntary Advance Reimburesement                               4.07(i)        0.00
 (second)    Reserve Fund Replenishment (From Schedule B)                    4.07(ii)       0.00            0.00   ----------
                                                                                                                   385,506.85
Cash Flow Balance to Certificate Holders
  (third)     Total Senior Distribution-Interest (From Schedule A)           4.07(iii)                 45,530.35
 (fourth)     Total Senior Distribution-Reduction in Outstanding Amounts     4.07(iii)                118,216.73
  (fifth)     Total Class B Distribution-Interest (From Schedule A)          4.07(iii)                157,406.92
  (sixth)     Total Class B Distribution-Reduction in Outstanding Amounts    4.07(iii)                      0.00
         Surplus Distribution:
(seventh)     Class A Certificates reduction                                 4.07(iii)                 64,352.85
 (eighth)       Class B Certificates Reduction (From Schedule A1)            4.07(iii)                      0.00
                                                                                                     -----------
Total Distribution to Certificate Holders
                                                                                                                   385,506.85
                                                                                                                   ----------



page 2                       CENTRAL LIFE ASSURANCE                                 DISTRIBUTION BY CLASS

                             COMMERCIAL MORTGAGE PASS-THROUGH                       (Schedule A1)

                             PURSUANT TO SECTION 4.02(iv)                           Page 2 of 10


                                                 -------------------Senior---  --------------------------------------------------
                                                   Class A(1      Class A-2     Class A-3     Class A-4      Class B      Total)
                                                   Certificates  Certificates  Certificates  Certificates  Certificates
                                                   ------------  ------------  ------------  ------------  ------------   -------
        Required Senior Distribution Amount
         by Class:
  (third)   Current Accrued Interest                       0.00          0.00          0.00      45,530.35               45,530.35
  (third)   Past Due Accrued Interest                      0.00          0.00          0.00           0.00                    0.00
(fourth)   Current Reduction in Outstanding Amount         0.00          0.00          0.00     118,216.73              118,216.73
(fourth)   Past Due Reduction in Outstanding Amount        0.00          0.00          0.00           0.00                    0.00
                                                   ------------  ------------  ------------   ------------             -----------
          Total Senior Distribution (To Schedule A         0.00          0.00          0.00     163,747.08              163,747.08


        Required Class B Distribution Amount
        by Class:
(fifth)   Current Accrued Interest                                                                          157,406.92  157,406.92
(fifth)   Past Due Accrued Interest                                                                               0.00        0.00
(sixth)   Reduction in Outstanding Amount
            Current Subordinate Amount Release                                                                    0.00        0.00
            Past Due Subordinate Amount Release                                                                   0.00        0.00
                                                                                                                       -----------
          Total Class B Distribution (To Schedule A)                                                                    157,406.92

(seventh) Additional Senior Participation Reduction
       (the Lessor of:)
   (i)    Surplus                                           0.00         0.00           0.00     64,352.85                64,352.85
  (ii)    Aggregate Outstanding Amount after clause
          fourth                                            0.00         0.00           0.00  5,952,497.02             5,952,497.02

          Additional Senior Amount To Be Distributed        0.00         0.00           0.00     64,352.85                     0.00


 (eighth) Additional Class B Certificate Reduction
       (The Lessor of:)
   (i)   Remainder                                                                                               0.00         0.00
  (II)   Aggregate Outstanding Amount                                                                   20,987,589.00 20,987,589.00

          Additional Class B Amount To Be Distributed                                                             0.00         0.00



page 3                  CENTRAL LIFE ASSURANCE                                     DISTRIBUTION BY CERTIFICATE

                        COMMERCIAL MORTGAGE PASS-THROUGH                           (Schedule A2)

                        PURSUANT TO SECTION 4.07(vii)                              Page 3 of 10


                                                      ------------  ------------  ------------  ---------  ------------  ----------
                                                       Class A(1      Class A-2     Class A-3   Class A-4     Class B       Total)
                                                      Certificates  Certificates  Certificates  Certif.    Certificates
                                                      ------------  ------------  ------------  ---------  ------------  ----------
         Required Senior Distribution Amount by Class:
 (third   Current Accrued Interest                      0.00000000    0.00000000    0.00000000   2.99640342              2.99640342
 (third)  Past Due Accrued Interest                     0.00000000    0.00000000    0.00000000   0.00000000              0.00000000
(fourth)  Current Reduction in Outstanding Amount       0.00000000    0.00000000    0.00000000   7.77997565              0.00000000
(fourth)  Past Due Reduction in Outstanding Amount      0.00000000    0.00000000    0.00000000   0.00000000              0.00000000
                                                      ------------  ------------  ------------ ------------             -----------
          Total Senior Distribution                     0.00000000    0.00000000    0.00000000  10.77637907              2.99640342


        Required Class B Distribution Amount by Class:
(fifth)  Current Accrued Interest                                                                             7.50000012  7.50000012
(fifth)  Past Due Accrued Interest                                                                            0.00000000  0.00000000
(sixth)  Reduction in Outstanding Amount                                                                                  0.00000000
           Current Subordinate Amount Release                                                                 0.00000000  0.00000000
            Past Due Subordinate Amount Release                                                               0.00000000  0.00000000
                                                                                                             ----------  ----------
         Total Class B Distribution                                                                           7.50000012  7.50000012

(seventh) Additional Senior Part.Cert.Reduction
      (the Lessor of:)
  (i)   Surplus                                         0.00000000    0.00000000       0.0000       4.2351
 (ii)   Aggregate Outstanding Amount after fourth
        clause                                          0.00000000    0.00000000       0.0000     391.7405             391.74050806

         Additional Senior Amount To Be Distributed     0.00000000    0.00000000       0.0000       4.2351                  0000000

(eighth) Additional Class B Certificate Reduction
      (The Lessor of:)                                  0.00000000
  (i)     Remainder                                                                                           0.00000000
 (II)     Aggregate Outstanding Amount                                                                        0.00000000

        Additional Class B Amount To Be Distributed                                                           0.00000000



Page 4                  CENTRAL LIFE ASSURANCE                                     AGGREGATE BALANCES

                        COMMERCIAL MORTGAGE PASS-THROUGH                           (Schedule A3)

                        PURSUANT TO SECTION 4.07                                   Page 4 of 10


                                               -----------------Senior---  --------------------- ---------------------------------
                                                Class A(1     Class A-2     Class A-3     Class A-4     Class B         Total)
                                               Certificates  Certificates  Certificates  Certificates  Certificates
                                               ------------  ------------  ------------  ------------  ------------  -------------
Senior Participation Outstanding Amounts:
 Before Distributions  - by Class(To Schedule C)       0.00          0.00          0.00  6,070,713.75                 6,070,713.75
                        by Certificate                 0.00          0.00          0.00        399.52                       399.52
 After Distributions  - by Class                       0.00          0.00          0.00  5,888,144.17                 5,888,144.17

                        by Certificate                 0.00          0.00          0.00         387.51                      387.51

Class B Participation Outstanding Amounts:

 Before Distributions  - by Class                                                                      20,987,589.00  20,987,589.00
                        by Certificate                                                                     1,000.00       1,000.00
 After Distributions  - by Class                                                                      20,987,589.00  20,987,589.00
                        by Certificate                                                                     1,000.00       1,000.00


Outstanding Amt./Initial Aggregate Amt.              0.00000%      0.00000%      0.00000%      38.75054%      100.00%

Pool Values (excludes Residual)

Previous Adjusted Pool Value                                                                           12,878,488.00
This Month's Adjusted Pool Value                                                                       12,760,271.00

Subordinated Amount:

 Before Distributions                                                                                  20,987,589.00
 After Distributions                                                                                   20,987,589.00

Initial Outstanding Amount of
Participation Cert.:                  10,000,000.00  75,000,000.00  46,400,000.00  15,195,000.00  20,987,589.00 167,582,589.00



page 5                       CENTRAL LIFE ASSURANCE                       RESERVE FUND

                             COMMERCIAL MORTGAGE PASS-THROUGH             (Schedule B)

                             PURSUANT TO SECTION 4.03                     Page 5 of 10


     Beginning Balance                                                                    700,000.00

 (b)     Deposits:

(ii)       From Certificate Account:  (From Schedule A)
        Recoverable Reserve Fund Replenishment                   0.00                                   4.07(ii)
        Non-Recoverable Reserve Fund Replenishment               0.00           0.00                    4.07(ii)

 (d)     Investment Income Received                          2,017.09
                                                          --------------
    Total Deposits                                                                          2,017.09

 (c)     Withdrawals:

 (i)       To Certificate Account:  (To Schedule A)
        Recoverable Late Payments Not Received                   0.00                                   4.07(iv)
(ii)         Excess of Reserve Fund Balance Requirement          0.00                                   4.07(iv)

 (d)     Investment Income Disbursed (To Schedule A)         2,017.09
                                                          --------------
    Total Withdrawals                                                                       2,017.09
                                                                                       --------------
    Ending Balance Before Other Provisions                                                700,000.00    4.07(viii)
                                                                                       --------------
                                                                                       --------------



page 6                                         CENTRAL LIFE ASSURANCE                          EXPENSE RESERVE FUND
                                               COMMERCIAL MORTGAGE PASS-THROUGH                (Schedule C)
                                               PURSUANT TO SECTION 4.03A                       Page 6 of 10
EXPENSERESERVE FUND DEFICIENCY: 4.07(xvi)                                        Pool(Loan)     1/12 of.09%
                                                                                   Balance     of Pool Balance
                                                                                ------------------------------

                          LESSER OF                                             35,772,677.81        2,682.95
(1)   The productof (1/12*.09%) & the
      Aggregate Pool (loan) Principal Bal. before payments
                             OR
(2)   Expense Reserve Fund Balance(calculated below)                                51,388.89
      Less: Reserve Fund Begining Balance                                            6,189.22
                           EQUALS                                                  ----------
      Expense Reserve Fund Deficiency(lesser of)                                    45,199.67        2,682.95
- -----------------------------------------------------------------------------------------------------------------------------------
      Begining Balance
       Deposits:                                                                                                         6,189.22
(b)   From Certificate Account:(From Schedule A)                                                     2,682.95
      Expense Reserve Fund Deficiency
(d)   Investment Income Received                                                                        17.85
                                                                                                    ---------
                                                                                                                         2,700.80
      Total Deposits

(c)   Whithdrawls:
(i)   Pool Expenses (From Schedule E)                                                                3,000.00
      To Certificate Account: (Schedule A)
(ii)  Excess providing Outstanding Amounts=0                                             0.00
(iii) Excess of Ending Balance over Expense Reserve
      Fund Balance                                                                       0.00            0.00

(d)   Investment Income Disbursed                                                                       17.85
                                                                                                    ---------
      Total Withdrawls                                                                                                   3,017.85
                                                                                                                        ---------
      Ending Balance                                                                                                     5,872.17
- -----------------------------------------------------------------------------------------------------------------------------------

      Expense Reserve Fund Balance:
      Aggregate Outstanding Amount of Senior
      Participation Certificates Before Distribution
       (From Schedule A3)                                                        6,070,713.75
        Aggregate outstanding Amount(above)                  Amount  #of Months to           2008
- -----------------------------------------------------------------------------------------------------------------------------------
      If greater than 120,000 ,then                         50,000.00      12.33      51,388.89
      If greater than 60,000 but less than 120,000,then     40,000.00                      0.00


Page 7
                                         CENTRAL LIFE ASSURANCE
                                         COMMERCIAL MORTGAGE PASS-THROUGH
                                         PURSUANT TO SECTION 4.03A




     Collection Account Period Covered:               24-JUN (96)
                                                      01-JUL (96)

     Release To Certificate Account:                  01-AUG (96)



     Beginning Balance

     Collection Account                                     0.00

     Investment Income Received                             0.00           0.00
 (c)

     Total Deposits

     Withdrawals to Certificate Account:(To Sch. A)

     Deposits                                               0.00
     Re-investment Income                                   0.00           0.00

Ending Balance
a1                                            CENTRAL LIFE ASSURANCE

                                               COMMERCIAL MORTGAGE PASS-THROUGH

                                               SUBORDINATED AMOUNT CALCULATIONS

    Lesser of: (i)&(ii)

  i) Preceding Subordinated Amount            20,987,589.00

    Aggregate Covered Losses:                          0.00
                                             --------------
                                              20,987,589.00
    The result of i                           20,987,589.00


 ii) Equal to The Greater of X or Y           14,272,294.31

    X) 19% *Aggregate Pool Prin Bal            6,796,808.78
    Y) aggregate unpaid prin bal. of          14,272,294.31
    the 3 largest Mortgage Loans

iii) The result of iii is i if iii>0:                  0.00

    x(a) The Aggregate Prin Bal of Mortg.              0.00
    loans 60 days past due.

    x(b) Sum of the liquidating Loans                  0.00

    X) Is iii x(a)&x(b) > 5% of the                    0.00
    Pool Prin Bal.


    Y) The Aggregate Balloon Payment
    Deficiency Amount                                  0.00

    Z) Is the sum of the Agg.Cov. Losses               0.00
    greater than $4,197,646

 d) The Subordinated Amount:                  20,987,589.00

 e) The Subordinated Amount Release:                   0.00